UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2023

THE WENDY’S COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dave Thomas Boulevard, Dublin, Ohio 43017

(Address of principal executive offices, and zip code)

(614) 764-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	WEN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 2, 2023, The Wendy’s Company (the “Company”) issued a press release reporting its financial results for the fiscal quarter ended October 1, 2023 and other information. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including the Exhibit 99.1 furnished under Item 9.01, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. Furthermore, the information in this Item 2.02, including the Exhibit 99.1 furnished under Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act.

Item 8.01	Other Events

On October 30, 2023, the Board of Directors (the “Board”) of the Company, on the recommendation of the Nominating and Corporate Governance Committee, created the position of lead independent director, and the independent directors of the Board appointed Arthur B. Winkleblack to serve as the Company’s lead independent director. Mr. Winkleblack has served as a member of the Board since May 2016 and will continue to serve as a member of the Nominating and Corporate Governance Committee and as Chair of the Audit Committee. The creation of a lead independent director position reflects corporate governance best practices, enhances Board leadership and oversight and facilitates communication between the Chairman of the Board and the independent directors.

As lead independent director, Mr. Winkleblack’s duties will include: (1) presiding at all executive sessions of the independent directors; (2) consulting with the Chairman and senior management regarding the format and adequacy of information sent to the Board; (3) consulting with the Chairman and senior management regarding the development of agendas for Board meetings and the schedule of meetings to provide sufficient time for discussion of all agenda items; (4) serving as a liaison between the Chairman and the independent directors, without inhibiting direct communication between them; (5) being available for consultation and direct communication with major stockholders, if appropriate, and in coordination with senior management and other members of the Board as needed; (6) having the authority to call special meetings or executive sessions of the independent directors; and (7) such other duties as may be designated by the Board and/or the independent directors from time-to-time. The Board approved updates to the Company’s Corporate Governance Guidelines to define the duties of the lead independent director. The Corporate Governance Guidelines, as updated, are available on the Company’s Investor Relations website at www.irwendys.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by The Wendy’s Company on November 2, 2023.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY

Date: November 2, 2023	By:	/s/ Michael G. Berner
Michael G. Berner
Vice President – Corporate & Securities Counsel and Chief Compliance Officer, and Assistant Secretary